                                                                     Exhibit 3.1

                           AMENDED amp; RESTATED BY-LAWS
                                       OF
                            RELATIONSERVE MEDIA, INC.
                             (A NEVADA CORPORATION)

                                   ARTICLE I

                                     OFFICES

     SECTION 1.01.  REGISTERED  OFFICE. The registered office of the corporation in the State of Nevada shall be in the City of Carson City, State of Nevada.

     SECTION 1.02.  OTHER OFFICES.  The corporation shall also have and maintain an office or  principal  place of  business at such place as may be fixed by the
Board of Directors,  and may also have offices at such other places, both within and without the State of Nevada as the Board of Directors  may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                                 CORPORATE SEAL

     SECTION 2.01.  CORPORATE  SEAL.  The corporate  seal shall consist of a die bearing the name of the  corporation and the  inscription,  "Corporate Seal 2004
-Nevada."  Said seal may be used by  causing  it or a  facsimile  thereof  to be impressed or affixed or reproduced or otherwise.

                                   ARTICLE III

                             STOCKHOLDERS' MEETINGS

     SECTION  3.01. PLACE  OF  MEETINGS.  Meetings  of the  stockholders  of the corporation  shall be held at such place,  either within or without the State of
Nevada, as may be designated from time to time by the Board of Directors, or, if not  so  designated,  then  at the  office  of the  corporation  required  to be maintained pursuant to Section 1.02 hereof.

     SECTION 3.02.  ANNUAL MEETING.

     (a)  The annual meeting of the  stockholders  of the  corporation,  for the purpose of election of  directors  and for such other  business as may  lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

     (b)  At an annual meeting of the stockholders,  only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting,  business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors,  (B) otherwise  properly  brought  before the meeting by or at the direction of the Board of Directors,  or (C) otherwise  properly  brought before the meeting by a  stockholder.  For  business to be properly  brought  before an annual meeting by a stockholder,  the stockholder  must have given timely notice thereof  in  writing  to the  Secretary  of the  corporation.  To be  timely,  a stockholder's  notice  must  be  delivered  to or  mailed  and  received  at the principal  executive  offices  of the  corporation  not later  than the close of business on the  sixtieth  (60th) day nor earlier  than the close of business on the ninetieth (90th) day prior to the first  anniversary of the preceding year's annual meeting; provided,  however, that in the event that no annual meeting was held in the previous year or the date of the annual  meeting has been changed by more  than  thirty  (30)  days  from  the date  contemplated  at the time of the previous year's proxy statement,  notice by the stockholder to be timely must be so received not earlier than the close of business on the  ninetieth  (90th) day prior to such  annual  meeting  and not later than the close of  business on the later of the sixtieth  (60th) day prior to such annual  meeting or, in the event public  announcement  of the date of such  annual  meeting  is first made by the corporation  fewer  than  seventy  (70)  days  prior to the date of such  annual meeting,  the close of business  on the tenth  (10th) day  following  the day on which  public  announcement  of the date of such  meeting  is first  made by the corporation.  A stockholder's notice to the Secretary shall set forth as to each matter the stockholder  proposes to bring before the annual meeting: (i) a brief description of the business  desired to be brought before the annual meeting and the reasons for conducting  such business at the annual  meeting,  (ii) the name and  address,  as they appear on the  corporation's  books,  of the  stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially  owned by the stockholder,  (iv) any material interest of the stockholder in such business and (v) any other  information that is required to be  provided  by  the  stockholder  pursuant  to  Regulation  14A  under  the
Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal.  Notwithstanding the foregoing,  in order to include  information  with  respect to a  stockholder  proposal  in the proxy statement  and form of proxy  for a  stockholder's  meeting,  stockholders  must provide notice as required by the  regulations  promulgated  under the 1934 Act.
Notwithstanding  anything in these Bylaws to the contrary,  no business shall be conducted at any annual  meeting  except in accordance  with the  procedures set forth in this paragraph  (b). The chairman of the annual  meeting shall,  if the facts  warrant,  determine  and declare at the  meeting  that  business  was not properly  brought  before the meeting and in accordance  with the  provisions of this paragraph  (b), and, if he should so determine,  he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

     (c)  Only persons who are confirmed in accordance  with the  procedures set forth in this  paragraph  (c)  shall be  eligible  for  election  as  directors.
Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of  stockholders by or at the direction of the Board of
Directors  or by any  stockholder  of the  corporation  entitled  to vote in the election of directors at the meeting who complies with the notice procedures set forth in this  paragraph (c). Such  nominations,  other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 3.02. Such stockholder's notice shall set forth
(i) as to each person,  if any,  whom the  stockholder  proposes to nominate for election or re-election as a director:  (A) the name, age,  business address and residence address of such person, (B) the principal  occupation or employment of such  person,  (c) the class and number of shares of the  corporation  which are beneficially  owned by such person,  (D) a description  of all  arrangements  or understandings  between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the  stockholder,  and (E) any  other  information  relating  to such person that is required to be disclosed in solicitations of proxies for election of directors,  or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including  without  limitation such person's written consent to being named in the proxy statement,  if any, as a nominee and to serving as a director  if  elected);  and  (ii) as to such  stockholder  giving  notice,  the information  required to be provided  pursuant to paragraph  (b) of this Section
3.02.  At the  request  of the Board of  Directors,  any person  nominated  by a stockholder  for election as a director  shall  furnish to the  Secretary of the corporation  that  information  required  to be set  forth in the  stockholder's notice of nomination which pertains to the nominee.  No person shall be eligible for election as a director of the  corporation  unless  nominated in  accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall,  if the facts  warrant,  determine  and  declare  at the  meeting  that a nomination was not made in accordance  with the  procedures  prescribed by these
Bylaws, and if he should so determine,  he shall so declare at the meeting,  and the defective nomination shall be disregarded.

     (d)  For purposes of this Section 3.02,  "public  announcement"  shall mean disclosure in a press release reported by the Dow Jones News Service, Associated
Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange  Commission pursuant to Section 13,
14 or 15(d) of the Exchange Act.

     SECTION 3.03.  SPECIAL MEETINGS.

     (a)  Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii)
the Chief  Executive  Officer,  or (iii) the Board of  Directors  pursuant  to a resolution  adopted by a majority of the total  number of  authorized  directors
(whether or not there exist any vacancies in previously authorized directorships at the time any such  resolution  is  presented  to the Board of  Directors  for adoption),  and shall be held at such place,  on such date,  and at such time as the Board of Directors shall determine.

     (b)  If a special meeting is called by any person or persons other than the
Board of  Directors,  the request  shall be in writing,  specifying  the general nature  of the  business  proposed  to be  transacted,  and  shall be  delivered personally  or sent by  registered  mail or by  telegraphic  or other  facsimile transmission  to the  Chairman of the Board of  Directors,  the Chief  Executive
Officer,  or the Secretary of the corporation.  No business may be transacted at such special  meeting  otherwise  than  specified  in such notice.  The Board of
Directors  shall  determine  the time and place of such special  meeting,  which shall be held not less than  thirty-five  (35) nor more than one hundred  twenty
(120) days after the date of the receipt of the request.  Upon  determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders  entitled to vote, in accordance with the provisions  of Section 3.04 of these  Bylaws.  If the notice is not given within sixty  (60)  days  after the  receipt  of the  request,  the  person or  persons requesting  the  meeting  may set the time and place of the meeting and give the notice.  Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

     SECTION 3.04.  NOTICE OF MEETINGS.  Except as otherwise  provided by law or the Articles of  Incorporation,  written notice of each meeting of  stockholders shall be given not less than ten (10) nor more than sixty  (60) days  before the date of the meeting to each stockholder  entitled to vote at such meeting,  such notice to  specify  the place,  date and hour and  purpose  or  purposes  of the meeting.  Notice of the time,  place and purpose of any meeting of  stockholders may be waived in  writing,  signed by the  person  entitled  to notice  thereof, either before or after such meeting,  and will be waived by any  stockholder  by his  attendance  thereat  in  person or by proxy,  except  when the  stockholder attends a meeting for the express purpose of objecting,  at the beginning of the meeting,  to the transaction of any business because the meeting is not lawfully called or convened.  Any  stockholder so waiving notice of such meeting shall be bound by the  proceedings  of any such  meeting in all respects as if due notice thereof had been given.

     SECTION  3.05. QUORUM.  At  all  meetings  of  stockholders,  except  where otherwise  provided by statute or by the Articles of Incorporation,  or by these
Bylaws,  the presence,  in person or by proxy duly authorized,  of the holder or holders of not less than fifty percent (50%) of the outstanding  shares of stock entitled to vote shall  constitute a quorum for the transaction of business.  In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time,  either by the  chairman  of the meeting or by vote of the holders of a majority  of the shares  represented  thereat,  but no other  business  shall be transacted  at such  meeting.  The  stockholders  present  at a duly  called  or convened  meeting,  at which a quorum  is  present,  may  continue  to  transact
business   until   adjournment,   notwithstanding   the   withdrawal  of  enough
stockholders to leave less than a quorum.  Except as otherwise  provided by law, the Articles of Incorporation  or these Bylaws,  all action taken by the holders of a majority of the votes cast, excluding abstentions,  at any meeting at which a quorum is present shall be valid and binding upon the  corporation;  provided, however,  that  directors  shall be elected by a  plurality  of the votes of the shares  present in person or represented by proxy at the meeting and entitled to vote on the election of  directors.  Where a separate vote by a class or classes or series is required,  except where otherwise provided by the statute or by the
Articles of Incorporation or these Bylaws, a majority of the outstanding  shares of such class or classes or series,  present in person or  represented by proxy, shall  constitute a quorum  entitled to take action with respect to that vote on that  matter  and,  except  where  otherwise  provided  by the statute or by the
Articles of Incorporation or these Bylaws,  the affirmative vote of the majority
(plurality,  in the  case of the  election  of  directors)  of the  votes  cast, including  abstentions,  by the  holders  of shares of such  class or classes or series shall be the act of such class or classes or series.

     SECTION 3.06.  ADJOURNMENT AND NOTICE OF ADJOURNED MEETINGS. Any meeting of stockholders,  whether  annual or special,  may be  adjourned  from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting  votes,  excluding  abstentions.  When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned  meeting,  the  corporation  may transact any business which might have been  transacted at the original  meeting.  If the  adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned  meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     SECTION  3.07. VOTING  RIGHTS.   For  the  purpose  of  determining   those
stockholders  entitled  to vote at any  meeting of the  stockholders,  except as otherwise provided by law, only persons in whose names shares stand on the stock records of the  corporation  on the record date,  as provided in Section 3.09 of these Bylaws,  shall be entitled to vote at any meeting of  stockholders.  Every person  entitled to vote shall have the right to do so either in person or by an agent or agents  authorized by a proxy granted in accordance with Nevada law. An agent so  appointed  need not be a  stockholder.  No proxy  shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

     SECTION 3.08.  JOINT OWNERS OF STOCK. If shares or other securities  having voting  power stand of record in the names of two (2) or more  persons,  whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the  entirety,  or  otherwise,  or if two (2) or more  persons  have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order  appointing them or creating the  relationship  wherein it is so provided, their acts with respect to voting shall have the following  effect:  (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting  binds all;  (c) if more than one (1) votes,  but the vote is evenly split on any particular  matter,  each faction may vote the securities in question  proportionally.  If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests,  a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

     SECTION 3.09.  LIST OF STOCKHOLDERS.  The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders,  a complete list of the  stockholders  entitled to vote at said  meeting,  arranged in  alphabetical order,  showing  the  address  of each  stockholder  and the  number  of  shares registered  in the  name of each  stockholder.  Such  list  shall be open to the examination of any stockholder,  for any purpose germane to the meeting,  during ordinary  business  hours,  for a period of at least ten (10) days  prior to the meeting,  either at a place  within  the city  where the  meeting is to be held, which  place  shall be  specified  in the  notice  of the  meeting,  or,  if not specified,  at the place  where the  meeting  is to be held.  The list  shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present.

     SECTION 3.10.  ACTION WITHOUT MEETING.  Any action required to be taken, or any action which may be taken, at any annual or special meeting of stockholders, may be taken  without a meeting,  without  prior notice and without a vote, if a consent or  consents  in writing,  setting  forth the action so taken,  shall be signed by the holders of the outstanding  stock having not less than the minimum number of votes that would be  necessary  to  authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

     SECTION 3.11.  ORGANIZATION.

     (a)  At  every  meeting  of  stockholders,  the  Chairman  of the  Board of
Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent,  a chairman of the meeting  chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

     (b)  The Board of  Directors of the  corporation  shall be entitled to make such rules or  regulations  for the conduct of meetings  of  stockholders  as it shall  deem  necessary,  appropriate  or  convenient.  Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the  judgment of such  chairman,  are  necessary, appropriate  or  convenient  for the proper  conduct of the meeting,  including, without limitation, establishing an agenda or order of business for the meeting, rules and  procedures  for  maintaining  order at the  meeting and the safety of those present,  limitations on  participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted  proxies and such other persons as the chairman  shall permit,  restrictions  on entry to the meeting after the time fixed for the  commencement  thereof,  limitations on the time  allotted to questions or comments by  participants  and  regulation of the opening and closing of the polls for  balloting on matters which are to be voted on by ballot.  Unless and to the extent  determined by the Board of Directors or the chairman of the meeting,  meetings of stockholders  shall not be required to be held in accordance with rules of parliamentary procedure.

                                   ARTICLE IV

                                    DIRECTORS

     SECTION 4.01.  NUMBER AND QUALIFICATION. The authorized number of directors of the corporation shall be not less than one (1) nor more than thirteen (13) as fixed from time to time by resolution  of the Board of Directors;  provided that no decrease in the number of directors  shall  shorten the term of any incumbent directors. Directors need not be stockholders unless so required by the Articles of Incorporation. If for any cause, the directors shall not have been elected at an annual  meeting,  they may be elected as soon  thereafter  as convenient at a special  meeting  of the  stockholders  called  for that  purpose  in the manner provided in these Bylaws.

     SECTION 4.02.  POWERS.  The powers of the  corporation  shall be exercised, its business  conducted  and its property  controlled by the Board of Directors, except  as  may  be  otherwise  provided  by  statute  or  by  the  Articles  of
Incorporation.

     SECTION  4.03. ELECTION  AND TERM OF OFFICE OF  DIRECTORS.  Members  of the
Board of Directors  shall hold office for the terms specified in the Articles of
Incorporation,  as it  may be  amended  from  time  to  time,  and  until  their successors have been elected as provided in the Articles of Incorporation.

     SECTION  4.04. VACANCIES.  Unless  otherwise  provided  in the  Articles of
Incorporation,  any  vacancies on the Board of Directors  resulting  from death, resignation,  disqualification,  removal or other  causes and any newly  created directorships  resulting  from any  increase in the number of  directors,  shall unless the Board of Directors  determines by resolution  that any such vacancies or newly created  directorships  shall be filled by stockholder  vote, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of  Directors.  Any  director  elected in accordance  with the preceding  sentence  shall hold office for the remainder of the full term of the  director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors  shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

     SECTION  4.05. RESIGNATION.   Any  director  may  resign  at  any  time  by
delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors.  If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more  directors  shall  resign from the Board of  Directors,  effective  at a future date, a majority of the  directors  then in office,  including  those who have so resigned,  shall have power to fill such vacancy or vacancies,  the vote thereon to take  effect  when such  resignation  or  resignations  shall  become effective,  and each  director  so chosen  shall hold  office for the  unexpired portion of the term of the  director  whose place shall be vacated and until his successor shall have been duly elected and qualified.

     SECTION  4.06. REMOVAL.  Subject  to the  Articles  of  Incorporation,  any
director may be removed by:

     (a)  the  affirmative  vote of the holders of a majority of the outstanding shares of the corporation then entitled to vote, with or without cause; or

     (b)  the  affirmative  and unanimous vote of a majority of the directors of the corporation,  with the exception of the vote of the directors to be removed, with or without cause.

     SECTION 4.07.  MEETINGS.

     (a)  ANNUAL MEETINGS. The annual meeting of the Board of Directors shall be held immediately after the annual meeting of stockholders and at the place where such meeting is held.  No notice of an annual  meeting of the Board of Directors shall be necessary  and such  meeting  shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

     (b)  REGULAR MEETINGS.  Except as hereinafter  otherwise provided,  regular meetings  of  the  Board  of  Directors  shall  be  held  in the  office  of the corporation  required to be maintained  pursuant to Section 1.02 hereof.  Unless otherwise  restricted by the Articles of Incorporation,  regular meetings of the
Board of Directors  may also be held at any place within or without the state of
Nevada which has been  designated by resolution of the Board of Directors or the written consent of all directors.

     (c)  SPECIAL  MEETINGS.  Unless  otherwise  restricted  by the  Articles of
Incorporation,  special  meetings of the Board of  Directors  may be held at any time and place  within or  without  the State of Nevada  whenever  called by the
Chairman of the Board, the President or any two of the directors.

     (d)  TELEPHONE  MEETINGS.  Any member of the Board of Directors,  or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications  equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

     (e)  NOTICE  OF  MEETINGS.  Notice  of the  time and  place of all  special meetings of the Board of Directors shall be orally or in writing,  by telephone,
facsimile,   telegraph  or  telex,   during  normal  business  hours,  at  least
twenty-four  (24)  hours  before  the date and time of the  meeting,  or sent in writing to each director by first class mail,  charges  prepaid,  at least three
(3) days before the date of the meeting.  Notice of any meeting may be waived in writing  at any time  before  or after  the  meeting  and will be  waived by any director by attendance thereat, except when the director attends the meeting for the express  purpose of  objecting,  at the  beginning  of the  meeting,  to the transaction  of any  business  because  the  meeting is not  lawfully  called or convened.

     (f)  WAIVER OF NOTICE.  The  transaction  of all business at any meeting of the Board of Directors, or any committee thereof,  however called or noticed, or wherever  held,  shall be as valid as though  had at a meeting  duly held  after regular call and notice,  if a quorum be present and if,  either before or after the meeting,  each of the directors  not present shall sign a written  waiver of notice.  All such waivers  shall be filed with the  corporate  records or made a part of the minutes of the meeting.

     SECTION 4.08.  QUORUM AND VOTING.

     (a)  Unless the  Articles of  Incorporation  requires a greater  number and except with respect to  indemnification  questions  arising  under Section 11.01 hereof,  for which a quorum  shall be one-third of the exact number of directors fixed from time to time in  accordance  with the  Articles of  Incorporation,  a quorum of the Board of Directors shall consist of a majority of the exact number of directors  fixed from time to time by the Board of  Directors  in  accordance with the Articles of Incorporation  provided,  however, at any meeting whether a quorum be present or otherwise,  a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

     (b)  At each  meeting  of the  Board of  Directors  at  which a  quorum  is present,  all questions and business shall be determined by the affirmative vote of a majority of the directors  present,  unless a different vote be required by law, the Articles of Incorporation or these Bylaws.

     SECTION 4.09.  ACTION WITHOUT MEETING.  Unless otherwise  restricted by the
Articles of Incorporation  or these Bylaws,  any action required or permitted to be taken at any meeting of the Board of  Directors or of any  committee  thereof may be taken  without a meeting,  if all  members of the Board of  Directors  or committee,  as the case may be, consent thereto in writing,  and such writing or writings are filed with the minutes of  proceedings of the Board of Directors or committee.

     SECTION 4.10.  FEES AND  COMPENSATION.  Directors shall be entitled to such compensation  for their  services as may be approved by the Board of  Directors, including,  if so approved, by resolution of the Board of Directors, a fixed sum and expenses of  attendance,  if any, for  attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of  Directors.  Nothing  herein  contained  shall be  construed  to preclude any director  from  serving  the  corporation  in any other  capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

     SECTION 4.11.  COMMITTEES.

     (a)  EXECUTIVE  COMMITTEE.  The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive  Committee to consist of one (1) or more  members  of the Board of  Directors.  The  Executive
Committee,  to the extent permitted by law and provided in the resolution of the
Board of Directors  shall have and may exercise all the powers and  authority of the Board of  Directors  in the  management  of the  business and affairs of the corporation,  including  without  limitation the power or authority to declare a dividend,  to  authorize  the  issuance of stock and to adopt a  certificate  of ownership  and  merger,  and may  authorize  the seal of the  corporation  to be affixed to all papers which may require it; but no such committee shall have the power or  authority  in  reference  to amending  the  Articles of  Incorporation
(except that a committee  may, to the extent  authorized  in the  resolution  or resolutions  providing  for the issuance of shares of stock adopted by the Board of Directors fix the  designations  and any of the preferences or rights of such shares  relating to dividends,  redemption,  dissolution,  any  distribution  of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the  corporation  or fix the number of shares of any series of stock or  authorize  the  increase or decrease of the shares of any series),  adopting an agreement of merger or consolidation,  recommending to the stockholders the sale, lease or exchange of all or substantially  all of the
corporation's   property  and  assets,   recommending  to  the   stockholders  a
dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation.

     (b)  OTHER COMMITTEES.  The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees  as may be permitted by law. Such other  committees  appointed by the
Board of  Directors  shall  consist  of one (1) or more  members of the Board of
Directors  and  shall  have  such  powers  and  perform  such  duties  as may be prescribed by the resolution or resolutions creating such committees,  but in no event shall such committee have the powers denied to the Executive  Committee in these Bylaws.

     (c)  TERM. Each member of a committee of the Board of Directors shall serve a term on the  committee  coexistent  with  such  member's  term on the Board of
Directors. The Board of Directors,  subject to the provisions of subsections (a)
or (b) of this Bylaw may at any time  increase or decrease the number of members of a committee or terminate  the existence of a committee.  The  membership of a committee  member  shall  terminate  on the  date  of  his  death  or  voluntary resignation  from the  committee  or from the Board of  Directors.  The Board of
Directors may at any time for any reason remove any individual  committee member and the Board of  Directors  may fill any  committee  vacancy  created by death, resignation,  removal or increase in the number of members of the committee. The
Board of Directors may designate one or more  directors as alternate  members of any committee,  who may replace any absent or disqualified member at any meeting of the committee,  and, in addition,  in the absence or  disqualification of any member of a committee,  the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously  appoint  another  member  of the Board of  Directors  to act at the meeting in the place of any such absent or disqualified member.

     (d)  MEETINGS.  Unless  the Board of  Directors  shall  otherwise  provide, regular  meetings of the Executive  Committee or any other  committee  appointed pursuant  to this  Section  4.11  shall be held at such  times and places as are determined by the Board of Directors, or by any such committee,  and when notice thereof has been given to each member of such  committee,  no further  notice of such regular  meetings need be given  thereafter.  Special  meetings of any such committee may be held at any place which has been  determined  from time to time by such  committee,  and may be called by any  director  who is a member of such committee,  upon written notice to the members of such committee of the time and place of such  special  meeting  given in the manner  provided for the giving of written  notice to  members of the Board of  Directors  of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee  may be waived in writing at any time  before or after the meeting and

                                       10

will be waived by any director by attendance  thereat,  except when the director attends  such  special  meeting for the  express  purpose of  objecting,  at the beginning of the meeting, to the transaction of any business because the meeting is not  lawfully  called or  convened.  A majority of the  authorized  number of members of any such committee  shall  constitute a quorum for the transaction of business,  and the act of a majority of those  present at any meeting at which a quorum is present shall be the act of such committee.

     SECTION 4.12.  ORGANIZATION. At every meeting of the directors, the Chairman of the  Board of  Directors,  or, if a  Chairman  has not been  appointed  or is absent,  the  President,  or if the  President  is absent,  the most senior Vice
President,  or, in the  absence of any such  officer,  a chairman of the meeting chosen by a majority of the directors  present,  shall preside over the meeting.
The Secretary,  or in his absence,  an Assistant  Secretary directed to do so by the President, shall act as secretary of the meeting.

                                    ARTICLE V

                                    OFFICERS

     SECTION 5.01.  OFFICERS  DESIGNATED.  The officers of the corporation shall include,  if and when designated by the Board of Directors,  the Chairman of the
Board of Directors, the Chief Executive Officer, the President, one or more Vice
Presidents,  the Secretary,  the Chief  Financial  Officer,  the Treasurer,  the
Controller, all of whom shall be elected at the annual organizational meeting of the Board of  Direction.  The Board of  Directors  may also  appoint one or more
Assistant  Secretaries,  Assistant  Treasurers,  Assistant  Controllers and such other  officers  and  agents  with  such  powers  and  duties  as it shall  deem necessary.  The Board of Directors may assign such  additional  titles to one or more of the officers as it shall deem  appropriate.  Any one person may hold any number  of  offices  of the  corporation  at any one  time  unless  specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of
Directors.

     SECTION 5.02. TENURE AND DUTIES OF OFFICERS.

     (a)  GENERAL.  All officers  shall hold office at the pleasure of the Board of  Directors  and until  their  successors  shall  have been duly  elected  and qualified,  unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer  becomes vacant for any reason,  the vacancy may be filled by the
Board of Directors.

     (b)  DUTIES OF  CHAIRMAN  OF THE BOARD OF  DIRECTORS.  The  Chairman of the
Board  of  Directors,  when  present,  shall  preside  at  all  meetings  of the stockholders and the Board of Directors.  The Chairman of the Board of Directors
shall  perform  other  duties  commonly  incident  to his  office and shall also perform  such other  duties and have such other powers as the Board of Directors shall  designate from time to time. If there is no President,  then the Chairman

                                       11

of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties  prescribed in paragraph (c) of this Section 5.02.

     (c)  DUTIES OF PRESIDENT.  The  President  shall preside at all meetings of the  stockholders  and at all  meetings  of the Board of  Directors,  unless the
Chairman of the Board of Directors  has been  appointed  and is present.  Unless some other officer has been elected Chief Executive  Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the  control of the Board of  Directors,  have  general  supervision, direction  and control of the  business  and  officers of the  corporation.  The
President shall perform other duties  commonly  incident to his office and shall also  perform  such  other  duties  and have such  other  powers as the Board of
Directors shall designate from time to time.

     (d)  DUTIES OF VICE PRESIDENTS.  The Vice Presidents may assume and perform the duties of the  President in the absence or  disability  of the  President or whenever the office of President is vacant.  The Vice  Presidents  shall perform other duties commonly incident to their office and shall also perform such other duties and have such other  powers as the Board of  Directors  or the  President shall designate from time to time.

     (e)  DUTIES OF SECRETARY.  The  Secretary  shall attend all meetings of the stockholders  and of the  Board  of  Directors  and  shall  record  all acts and proceedings  thereof in the minute book of the corporation.  The Secretary shall give notice in conformity with these Bylaws of all meetings of the  stockholders and of all  meetings  of the  Board  of  Directors  and  any  committee  thereof requiring notice.

     The Secretary  shall perform all other duties given him in these Bylaws and other duties  commonly  incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.  The President  may direct any  Assistant  Secretary to assume and perform  the  duties  of the  Secretary  in the  absence  or  disability  of the
Secretary,  and each  Assistant  Secretary  shall perform other duties  commonly incident to his office and shall also  perform  such other  duties and have such other powers as the Board of Directors or the  President  shall  designate  from time to time.

     (f)  DUTIES OF CHIEF FINANCIAL  OFFICER.  The Chief Financial Officer shall keep or cause to be kept the books of account of the  corporation  in a thorough and proper manner and shall render  statements  of the financial  affairs of the corporation  in such form and as often as required by the Board of  Directors or the President. The Chief Financial Officer, subject to the order of the Board of
Directors,   shall  have  the  custody  of  all  funds  and  securities  of  the corporation.  The Chief  Financial  Officer shall perform other duties  commonly incident to his office and shall also  perform  such other  duties and have such other powers as the Board of Directors or the  President  shall  designate  from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the  Controller or any Assistant  Controller to assume and perform the duties of the  Chief  Financial  Officer  in the  absence  or  disability  of the Chief
Financial  Officer,   and  each  Treasurer  and  Assistant  Treasurer  and  each

                                       12

Controller and Assistant Controller shall perform other duties commonly incident to his  office  and shall also  perform  such  other  duties and have such other powers as the Board of Directors or the President  shall  designate from time to time.

     SECTION 5.03.  DELEGATION  OF  AUTHORITY.  The Board of Directors  may from time to time  delegate the powers or duties of any officer to any other  officer or agent, notwithstanding any provision hereof.

     SECTION 5.04.  RESIGNATIONS.  Any  officer may resign at any time by giving written  notice  to  the  Board  of  Directors  or to  the  President  or to the
Secretary.  Any such resignation  shall be effective when received by the person or  persons  to whom  such  notice is given,  unless a later  time is  specified therein,  in which event the  resignation  shall become  effective at such later time.  Unless  otherwise  specified in such notice,  the  acceptance of any such resignation  shall not be necessary to make it effective.  Any resignation shall be  without  prejudice  to the  rights,  if any,  of the  corporation  under any contract with the resigning officer.

     SECTION 5.05.  REMOVAL. Any officer may be removed from office at any time, either  with or without  cause,  by the  affirmative  vote of a majority  of the directors  in office at the time,  or by the  unanimous  written  consent of the directors in office at the time, or by any  committee or superior  officers upon whom such power of removal may have been conferred by the Board of Directors.

                                   ARTICLE VI

           EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES
                            OWNED BY THE CORPORATION

     SECTION  6.01. EXECUTION  OF CORPORATE  INSTRUMENT.  The Board of Directors
may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate  instrument or document,  or to sign on behalf of the  corporation the corporate name without  limitation,  or to enter into contracts on behalf of the  corporation,  except where otherwise  provided by law or these Bylaws,  and such execution or signature shall be binding upon the corporation.

     Unless  otherwise  specifically  determined  by the Board of  Directors  or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents  requiring the corporate  seal,  and  certificates  of shares of stock owned by the corporation,  shall be executed, signed or endorsed by the Chairman of the Board of Directors,  or the President or any Vice  President,  and by the
Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer.

     All other instruments and documents requiting the corporate signature,  but not requiring the corporate  seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors. All checks and drafts drawn

                                       13

on banks or other  depositaries  on funds to the credit of the corporation or in special  accounts of the corporation  shall be signed by such person .or persons as the Board of Directors shall authorize so to do.

     Unless  authorized  or  ratified  by the Board of  Directors  or within the agency power of an officer,  no officer,  agent or employee shall have any power or authority to bind the  corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     SECTION 6.02.  VOTING OF SECURITIES OWNED BY THE CORPORATION. All stock and other  securities of other  corporations  owned or held by the  corporation  for itself,  or for other parties in any capacity,  shall be voted,  and all proxies with respect  thereto  shall be executed,  by the person  authorized so to do by resolution of the Board of Directors,  or, in the absence of such authorization, by the Chairman of the Board of  Directors,  the Chief  Executive  Officer,  the
President, or any Vice President.

                                  ARTICLE VII

                                 SHARES OF STOCK

     SECTION 7.01.  FORM AND  EXECUTION OF  CERTIFICATES.  Certificates  for the
shares of stock of the  corporation  shall be in such form as is consistent with the Articles of  Incorporation  and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate  signed by or in the name of the  corporation by the Chairman of the Board of Directors,  or the President or
any Vice President and by the Treasurer or Assistant  Treasurer or the Secretary
or  Assistant  Secretary,  certifying  the number of shares  owned by him in the corporation.  Any or all of the signatures on the certificate may be facsimiles.
In case any  officer,  transfer  agent,  or  registrar  who has  signed or whose facsimile  signature has been placed upon a certificate  shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer,  transfer  agent, or registrar at the date of issue. Each certificate shall state upon the face or back  thereof,  in  full  or  in  summary,  all  of  the  powers,  designations, preferences,  and rights,  and the  limitations  or  restrictions  of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each  stockholder who so requests the powers,  designations,  preferences and relative,  participating,  optional,  or other  special  rights of each class of stock or series thereof and the  qualifications,  limitations or restrictions of such preferences  and/or rights.  Within a reasonable time after the issuance or transfer of  uncertificated  stock, the corporation shall send to the registered owner thereof a written  notice  containing the  information  required to be set forth or stated on certificates  pursuant to this section or otherwise  required by law or with respect to this  section a statement  that the  corporation  will furnish  without  charge  to  each  stockholder  who  so  requests  the  powers, designations,  preferences and relative participating, optional or other special rights  of each  class  of  stock  or  series  thereof  and the  qualifications, limitations  or  restrictions  of such  preferences  and/or  rights.  Except  as otherwise  expressly  provided by law, the rights and obligations of the holders of  certificates  representing  stock  of the same  class  and  series  shall be identical.

                                       14

     SECTION 7.02.  LOST  CERTIFICATES.  A new certificate or certificates shall be issued in place of any certificate or certificates  theretofore issued by the corporation alleged to have been lost, stolen, or destroyed,  upon the making of an affidavit of that fact by the person  claiming the certificate of stock to be lost,  stolen,  or  destroyed.  The  corporation  may  require,  as a  condition precedent to the issuance of a new  certificate  or  certificates,  the owner of such lost,  stolen,  or  destroyed  certificate  or  certificates,  or his legal representative,  to advertise  the same in such manner as it shall require or to give the  corporation  a surety bond in such form and amount as it may direct as indemnity  against  any claim  that may be made  against  the  corporation  with respect to the certificate alleged to have been lost, stolen, or destroyed.

     SECTION 7.03.  TRANSFERS.

     (a)  Transfers  of record of  shares of stock of the  corporation  shall be made only upon its books by the holders  thereof,  in person or by attorney duly authorized,  and  upon the  surrender  of a  properly  endorsed  certificate  or certificates for a like number of shares.

     (b)  The  corporation  shall  have  power to enter  into  and  perform  any agreement with any number of stockholders of any one or more classes of stock of the  corporation to restrict the transfer of shares of stock of the  corporation of any  one or more  classes  owned  by  such  stockholders  in any  manner  not prohibited by the general corporation law of Nevada.

     SECTION 7.04.  FIXING RECORD DATES.

     (a)  In order that the corporation may determine the stockholders  entitled to  notice  of or to vote at any  meeting  of  stockholders  or any  adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of  Directors,  and which  record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting.  If no  record  date is  fixed  by the  Board  of  Directors,  the  record  date for determining  stockholders  entitled  to  notice  of or to vote at a  meeting  of stockholders shall be at the close of business on the day next preceding the day on which  notice is given,  or if notice is waived,  at the close of business on the day next preceding the day on which the meeting is held. A determination  of stockholders  of  record  entitled  to  notice  of or to  vote at a  meeting  of stockholders shall apply to any adjournment of the meeting;  provided,  however, that the Board of Directors may fix a new record date for the adjourned meeting.

     (b)  In order that the corporation may determine the stockholders  entitled to receive  payment of any  dividend or other  distribution  or allotment of any rights or the  stockholders  entitled to  exercise  any rights in respect of any change,  conversion or exchange of stock, or for the purpose of any other lawful action,  the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date

                                       15

is adopted,  and which  record date shall be not more than sixty (60) days prior to such  action.  If no record date is filed,  the record  date for  determining stockholders  for any such purpose  shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     SECTION 7.05.  REGISTERED  STOCKHOLDERS.  The corporation shall be entitled to recognize  the  exclusive  right of a person  registered  on its books as the owner of shares to receive  dividends,  and to vote as such owner, and shall not be bound to recognize  any equitable or other claim to or interest in such share or shares on the part of any other  person  whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

                                  ARTICLE VIII

                       OTHER SECURITIES OF THE CORPORATION

     SECTION 8.01.  EXECUTION OF OTHER  SECURITIES.  All bonds,  debentures  and other corporate  securities of the  corporation,  other than stock  certificates
(covered  in  Section  7.01),  may be  signed  by the  Chairman  of the Board of
Directors,  the President or any Vice President,  or such other person as may be authorized by the Board of Directors,  and the corporate seal impressed  thereon or a facsimile of such seal  imprinted  thereon and attested by the signature of the  Secretary  or an Assistant  Secretary,  or the Chief  Financial  Officer or
Treasurer  or an Assistant  Treasurer;  provided,  however,  that where any such bond, debenture or other corporate security shall be authenticated by the manual signature,  or where  permissible  facsimile  signature,  of a trustee  under an indenture  pursuant to which such bond,  debenture or other  corporate  security shall be issued,  the  signatures  of the  persons  signing  and  attesting  the corporate seal on such bond,  debenture or other  corporate  security may be the imprinted  facsimile  of  the  signatures  of  such  persons.  Interest  coupons
appertaining  to  any  such  bond,   debenture  or  other  corporate   security,
authenticated by a trustee as aforesaid,  shall be signed by the Treasurer or an
Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors,  or bear imprinted thereon the facsimile signature of such  person.  In case any officer  who shall have signed or attested  any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such  interest  coupon,  shall have ceased to be such  officer before the bond,  debenture  or other  corporate  security so signed or attested shall have been  delivered,  such bond,  debenture or other  corporate  security nevertheless  may be adopted by the  corporation  and  issued and  delivered  as though the person who signed the same or whose  facsimile  signature  shall have been used thereon had not ceased to be such officer of the corporation.

                                   ARTICLE IX

                                    DIVIDENDS

     SECTION 9.01.  DECLARATION  OF DIVIDENDS.  Dividends upon the capital stock of the corporation,  subject to the provisions of the Articles of Incorporation,

                                       16

if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

     SECTION 9.02.  DIVIDEND RESERVE. Before payment of any dividend,  there may be set aside out of any funds of the  corporation  available for dividends  such sum or sums as the  Board of  Directors  from  time to time,  in their  absolute discretion, think proper as a reserve or reserves to meet contingencies,  or for equalizing  dividends,  or for  repairing  or  maintaining  any  property of the corporation,  or for such other  purpose as the Board of  Directors  shall think conducive to the  interests of the  corporation,  and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE X

                                   FISCAL YEAR

     SECTION  10.01. FISCAL YEAR.  The fiscal year of the  corporation  shall be fixed by resolution of the Board of Directors.

                                   ARTICLE XI

                                 INDEMNIFICATION

     SECTION 11.01.  INDEMNIFICATION  OF DIRECTORS,  EXECUTIVE  OFFICERS,  OTHER
OFFICERS, EMPLOYEES AND OTHER AGENTS.

     (a)  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          (i)  For purposes of this Article,  (A)  "INDEMNITEE"  shall mean each director  or  officer  who was or is a party to, or is  threatened  to be made a party to, or is otherwise involved in, any Proceeding (as hereinafter  defined), by reason  of the fact that he or she is or was a  director  or  officer  of the corporation  or member,  manager or  managing  member of a  predecessor  limited liability  company or affiliate of such limited  liability  company or is or was serving  in any  capacity  at the  request  of the  corporation  as a  director, officer,  employee,  agent, partner,  member, manager or fiduciary of, or in any other  capacity for,  another  corporation  or any  partnership,  joint venture, limited  liability  company,  trust, or other  enterprise;  and (B) "PROCEEDING"
shall mean any  threatened,  pending,  or completed  action,  suit or proceeding
(including, without limitation, an action, suit or proceeding by or in the right of the corporation), whether civil, criminal, administrative, or investigative.

          (ii) Each  Indemnitee  shall be  indemnified  and held harmless by the corporation to the fullest extent  permitted by Nevada law, against all expense, liability and loss (including,  without limitation,  attorneys' fees, judgments, fines,  taxes,  penalties,  and  amounts  paid  or to  be  paid  in  settlement)
reasonably  incurred  or  suffered  by the  Indemnitee  in  connection  with any
Proceeding;  provided that such Indemnitee  either is not liable pursuant to NRS

                                       17

78.138  or  acted  in good  faith  and in a manner  such  Indemnitee  reasonably believed to be in or not opposed to the best interests of the  corporation  and, with respect to any  Proceeding  that is criminal in nature,  had no  reasonable cause to believe that his or her conduct was unlawful.  The  termination  of any
Proceeding  by judgment,  order,  settlement,  conviction or upon a plea of NOLO
CONTENDERE or its equivalent, does not, of itself, create a presumption that the
Indemnitee is liable  pursuant to NRS 78.138 or did not act in good faith and in a manner in which he or she  reasonably  believed to be in or not opposed to the best  interests  of the  corporation,  or that,  with  respect  to any  criminal proceeding he or she had reasonable cause to believe that his or her conduct was unlawful. The corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the  Indemnitee  has been adjudged by a court of competent jurisdiction,  after  exhaustion of all appeals  therefrom,  to be liable to the corporation or for any amounts paid in settlement to the corporation, unless and only to the extent that the court in which the  Proceeding  was brought or other court of competent jurisdiction  determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably  entitled to indemnity for such amounts as the court deems proper. Except as so ordered by
a  court  and  for   advancement   of  expenses   pursuant   to  this   Section,
indemnification  may not be made to or on  behalf  of an  Indemnitee  if a final adjudication  establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action.

          (iii) Indemnification pursuant to this Section shall continue as to an
Indemnitee  who has ceased to be a director  or  officer of the  corporation  or member, manager or managing member of a predecessor limited liability company or affiliate of such limited  liability company or a director,  officer,  employee, agent,  partner,  member,  manager  or  fiduciary  of,  or to serve in any other capacity for,  another  corporation or any partnership,  joint venture,  limited liability company,  trust, or other enterprise and shall inure to the benefit of his or her heirs, executors and administrators.

          (iv) The expenses of  Indemnitees  must be paid by the  corporation or through  insurance  purchased and maintained by the corporation or through other financial  arrangements  made by the  corporation,  as they are  incurred and in advance  of  the  final  disposition  of  the  Proceeding,  upon  receipt  of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent  jurisdiction that he or she is not entitled to be indemnified by the corporation. To the extent that a director or officer of the  corporation  is  successful  on the  merits or  otherwise  in defense of any  Proceeding,  or in the  defense  of any  claim,  issue or matter therein, the corporation shall indemnify him or her against expenses,  including attorneys' fees, actually and reasonably incurred in by him or her in connection with the defense.

     (b)  INDEMNIFICATION  OF EMPLOYEES AND OTHER PERSONS.  The corporation may, by action of its Board of Directors  and to the extent  provided in such action, indemnify employees and other persons as though they were Indemnitees.

     (c)  NON-EXCLUSIVITY OF RIGHTS.  The rights to indemnification  provided in this Article shall not be exclusive of any other rights that any person may have
or  hereafter   acquire  under  any  statute,   provision  of  the  Articles  of
Incorporation or these Bylaws,  agreement, vote of stockholders or directors, or otherwise.

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     (d)  INSURANCE. The corporation may purchase and maintain insurance or make other  financial  arrangements  on behalf of any  Indemnitee  for any  liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee, member, managing member or agent,  or  arising  out of his  or her  status  as  such,  whether  or not  the corporation has the authority to indemnify him or her against such liability and expenses.

     (e)  OTHER FINANCIAL  ARRANGEMENTS.  The other financial arrangements which may be made by the  corporation  may include the following (i) the creation of a trust fund; (ii) the  establishment  of a program of  self-insurance;  (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the corporation;  (iv) the establishment of a letter of credit,  guarantee or surety. No financial  arrangement made pursuant to this subsection may provide  protection for a person adjudged by a court of competent jurisdiction,  after  exhaustion  of all  appeals  therefrom,  to be liable  for intentional  misconduct,  fraud,  or a knowing  violation  of law,  except  with respect to advancement of expenses or indemnification ordered by a court.

     (f)  OTHER  MATTERS  RELATING TO INSURANCE OR FINANCIAL  ARRANGEMENTS.  Any
insurance or other financial  arrangement made on behalf of a person pursuant to this Section may be provided by the  corporation or any other person approved by the Board of Directors, even if all or part of the other person's stock or other securities is owned by the corporation. In the absence of fraud (i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial  arrangement  made pursuant to this Section and the choice of the person to provide the insurance or other financial  arrangement is conclusive; and (ii) the insurance or other financial arrangement is not void or voidable  and does not subject any director  approving it to personal  liability for his action;  even if a director  approving the insurance or other  financial arrangement is a beneficiary of the insurance or other financial arrangement.

     (g)  AMENDMENT.  The provisions of this Article relating to indemnification shall  constitute a contract  between the  corporation and each of its directors and officers  which may be modified as to any director or officer only with that person's  consent or as specifically  provided in this Section.  Notwithstanding any other provision of these Bylaws relating to their amendment  generally,  any repeal or amendment of this Article  which is adverse to any director or officer shall apply to such director or officer only on a prospective  basis,  and shall not limit the rights of an  Indemnitee  to  indemnification  with respect to any action  or  failure  to act  occurring  prior  to the  time  of such  repeal  or amendment.  Notwithstanding  any other  provision of these Bylaws,  no repeal or amendment of these Bylaws shall affect any or all of this Article so as to limit or reduce the indemnification in any manner unless adopted by the unanimous vote of the  directors  of the  corporation  then  serving;  provided  that  no  such amendment  shall  have a  retroactive  effect  inconsistent  with the  preceding sentence.

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                                  ARTICLE XII

                                     NOTICES

     SECTION 12.01.  NOTICES.

     (a)  NOTICE  TO  STOCKHOLDERS.  Whenever,  under  any  provisions  of these
Bylaws, notice is required to be given to any stockholder,  it shall be given in writing,  timely and duly deposited in the United States mail,  postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent.

     (b)  NOTICE TO DIRECTORS.  Any notice  required to be given to any director may be given by the method stated in subsection  (a), or by facsimile,  telex or telegram,  except that such notice other than one which is delivered  personally shall be sent to such address as such director  shall have filed in writing with the Secretary,  or, in the absence of such filing, to the last known post office address of such director.

     (c)  AFFIDAVIT  OF MAILING.  An  affidavit  of mailing,  executed by a duly authorized  and  competent  employee of the  corporation  or its transfer  agent appointed with respect to the class of stock  affected,  specifying the name and address  or the names and  addresses  of the  stockholder  or  stockholders,  or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same,  shall in the absence of fraud, be prima facie evidence of the facts therein contained.

     (d)  TIME  NOTICES  DEEMED  GIVEN.  All  notices  given by  mail,  as above provided,  shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

     (e)  METHODS OF NOTICE.  It shall not be necessary  that the same method of giving  notice be  employed  in respect of all  directors,  but one  permissible method may be employed in respect of any one or more, and any other  permissible method or methods may be employed in respect of any other or others.

     (f)  FAILURE TO RECEIVE  NOTICE.  The period or  limitation  of time within which any  stockholder  may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege,  pursuant to any notice sent him ill the manner  above  provided,  shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

     (g)  NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL.  Whenever notice is  required  to be given,  under any  provision  of law or of the  Articles  of
Incorporation   or  Bylaws  of  the   corporation,   to  any  person  with  whom
communication is unlawful, the giving of such notice to such person shall not be require and there  shall be no duty to apply to any  governmental  authority  or

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agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.  In the event that the action taken by the  corporation  is such as to require the filing of a certificate under any provision of the Nevada general corporation law, the certificate shall state, if such is the fact and if notice is  required,  that notice was given to all  persons  entitled to receive notice except such persons with whom communication is unlawful.

     (h)  NOTICE  TO  PERSON  WITH  UNDELIVERABLE  ADDRESS.  Whenever  notice is
required  to  be  given,   under  any  provision  of  law  or  the  Articles  of
Incorporation  or  Bylaws of the  corporation,  to any  stockholder  to whom (i)
notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written  consent without a meeting to such person during the period between such two consecutive  annual meetings,  or (ii) all, and at least two,  payments  (if sent by  first  class  mail) of  dividends  or  interest  on securities  during a  twelve-month  period,  have been mailed  addressed to such person at his address as shown on the records of the  corporation  and have been returned  undeliverable,  the giving of such notice to such person  shall not be required.  Any action or meeting which shall be taken or held without  notice to such person shall have the same force and effect as if such notice had been duly given.  If any such person shall  deliver to the  corporation  a written  notice setting forth his then current address,  the requirement that notice be given to such  person  shall be  reinstated.  In the event that the  action  taken by the corporation  is such  as to  require  the  filing  of a  certificate  under  any provision of the Nevada general  corporation law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

                                  ARTICLE XIII

                                   AMENDMENTS

     SECTION 13.01.  AMENDMENTS.  The Board of Directors shall have the power to adopt, amend, or repeal Bylaws.

                                  ARTICLE XIV

                                LOANS TO OFFICERS

     SECTION 14.01.  LOANS TO OFFICERS.  The  corporation  may lend money to, or guarantee any obligation  of, or otherwise  assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries,  whenever, in the judgment of the Board of Directors,  such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without  interest and may be unsecured,  or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the  corporation.  Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

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                                   ARTICLE XV

                              CHANGES IN NEVADA LAW

     SECTION 15.01.  CHANGES IN NEVADA LAW. References in these Bylaws to Nevada law or the NRS or to any provision thereof shall be to such law as it existed on the date these  Bylaws were  adopted or as such law  thereafter  may be changed;
provided  that (a) in the case of any change  which  expands  the  liability  of directors  or  officers  or limits the  indemnification  rights or the rights to advancement  of  expenses  which the  corporation  may  provide in Article  VIII hereof,  the  rights  to  limited  liability,  to  indemnification  and  to  the advancement of expenses  provided in the Articles of Incorporation  and/or these
Bylaws shall continue as theretofore to the extent  permitted by law; and (b) if such change  permits the  corporation,  without the  requirement  of any further action by stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader  indemnification rights or rights to the  advancement of expenses than the  corporation was permitted to provide prior to such change,  then liability  thereupon shall be so limited and the  rights to  indemnification  and the  advancement  of  expenses  shall be so broadened to the extent permitted by law.

DECLARED AND CERTIFIED AS THE BYLAWS OF RELATIONSERVE MEDIA, INC. AS OF THE 29TH
DAY OF JULY, 2005

Signature of Officer:   /s/ Danielle Karp
                        ------------------------------------------------
Name of Officer:        Danielle Karp
Position of Officer:    President, Secretary, amp; Director

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